UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 7, 2016
PBF ENERGY INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
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One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Director Retirement.

On February 7, 2016, Jefferson F. Allen, the Lead Director and Chairman of the Audit Committee of the Board of Directors of PBF Energy Inc. (the “Company”) informed the Company that he will not seek re-election as a director at the Company’s 2016 Annual Meeting of Stockholders. Mr. Allen will continue to serve as a director (including in his capacity as Lead Director, Chairman of the Audit Committee and member of the Compensation Committee) through the remainder of his current term which ends at the Annual Meeting in May 2016. Mr. Allen’s decision not to seek re-election was not the result of any disagreement with the Company or the Board of Directors.
(d) Election of Directors.
Effective February 8, 2016, the Company elected William Hantke and Robert J. Lavinia as independent members of its Board of Directors. The Company’s Board of Directors now consists of eleven members, including nine independent directors.

Messrs. Hantke and Lavinia will participate in the Company’s compensation program for its non-employee, outside directors, including an annual cash retainer of $120,000 and a $150,000 grant of restricted shares of the Company’s Class A common stock.  In addition, the Company will enter into its standard form of indemnification agreement with each of them.

The Board determined that each of Messrs. Hantke and Lavinia meets the independence requirements under the rules of the New York Stock Exchange and the Company’s independence standards, and that there are no transactions between the Company and Mr. Hantke or Mr. Lavinia that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01.  Regulation FD Disclosure.

On February 11, 2016, the Company issued a press release announcing Messrs. Hantke’s and Lavinia’s election to the Board of Directors of the Company. The press release related to this announcement is attached hereto as Exhibit 99.1

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Form 8-K, including Exhibit 99.1,. shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press release dated February 11, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2016

PBF Energy Inc. (Registrant)

By:	/s/ Trecia Canty
Name:	Trecia Canty
Title:	Senior Vice President, General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 11, 2016